EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of ACI Telecentrics, Incorporated (the "Registrant") on Form S-8 relating to the 1996 Stock Option Plan of our report dated February 10, 1997, incorporated by reference in the Annual Report on Form 10-KSB of ACI Telecentrics, Incorporated for the year ended December 31, 1996.


                                         Deloitte & Touche LLP
                                         /s/ Deloitte & Touche LLP


Minneapolis, Minnesota
January 6, 1998